UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2012

LIMELIGHT NETWORKS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33508	20-1677033
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

222 South Mill Avenue, 8th Floor

Tempe, AZ 85281

(Address, including zip code, of principal executive offices)

(602) 850-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On January 5, 2012, the Compensation Committee of the Board of Directors of Limelight Networks, Inc. (the “Company”) authorized and approved a discretionary payment of annual cash bonuses under the Master Executive and Management Bonus Plan (the “Plan”) to Plan participants, including the Company’s principal executive officer, principal financial officer and other named executive officers. The table below sets forth the bonuses awarded to the Company’s principal executive officer, principal financial officer and other named executive officers:

Executive Officer	2011 Cash Bonus

Jeffrey W. Lunsford President, Chief Executive Officer and Chairman	$133,266

Nathan F. Raciborski Co-Founder, Chief Technical Officer and Director	$59,221

Douglas S. Lindroth Senior Vice President, Chief Financial Officer and Treasurer	$52,357

David M. Hatfield Senior Vice President of Worldwide Sales, Marketing and Services	$96,871

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMELIGHT NETWORKS, INC.

Dated: January 10, 2012	By:	/s/ Philip C. Maynard
Philip C. Maynard Senior Vice President, Chief Legal Officer and Secretary